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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 AMENDMENT NO. 3

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)               JANUARY 11, 2000
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              REALMARK PROPERTY INVESTORS LIMITED PARTNERSHIP VI-A
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               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                    0-17466                   16-1309987
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 (State or Other Jurisdiction      (Commission               (IRS Employer
     of Incorporation)              File Number)           Identification No.)


2350 NORTH FOREST ROAD, SUITE 12A, GETZVILLE, NEW YORK              14068
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(Address of principal executive office)                             (Zip Code)

Registrant's telephone number, including area code         (716) 636-9090
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                                      NONE
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         (Former Name or Former Address, if changed Since Last Report)


                              (Page 1 of 4 pages)
                        Exhibit Index Appears on Page 4

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      The Company has provided information with respect to the resignation of Deloitte & Touche LLP ("D & T") as its independent accountants by Report on Form 8-K/A, Amendment No. 2, filed on April 17, 2000 ("Form 8-K"). The Company received D & T's letter dated May 1, 2000 on May 1, 2000 regarding the Company's Form 8-K/A, Amendment No. 2 and has included such letter as an Exhibit hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Not Applicable

      (b)   Not Applicable

      (c) The following Exhibit is filed as part of this Current Report on Form 8-K/A:

            16 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated May 1, 2000, concerning the statements made by Registrant on its Form 8-K/A, Amendment No. 2.



                              (Page 2 of 4 pages)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    REALMARK PROPERTY INVESTORS
                                    LIMITED PARTNERSHIP VI-A

                                    By:  Realmark Properties, Inc.,
                                               a general partner


                                    By:  /s/JOSEPH M. JAYSON
                                         --------------------
                                            Joseph M. Jayson
                                            President and Director


Dated:  May 2, 2000



                              (Page 3 of 4 pages)

                                  EXHIBIT INDEX

Exhibit No.      Exhibit Description                              Page No.
-----------      -------------------                              --------

    16           Letter from Deloitte & Touche LLP to                 5
                 the Securities and Exchange Commission,
                 dated May 1, 2000, concerning the
                 statements made by Registrant on its Form
                 8-K/A, Amendment No. 2.



                              (Page 4 of 4 pages)